INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 16, 2024 TO THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED FEBRUARY 28, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Short Duration Bond ETF (ISDB)

(the “Fund”)

Important Notice Regarding Changes to the Fund’s Name, Ticker Symbol and Management Fees

At a meeting held on December 13, 2024, the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust (the “Board”) approved changing the Fund’s name to “Invesco Short Duration Total Return Bond ETF,” which will be effective on February 20, 2025 (the “Effective Date”). As a result of this change, the Fund will also change its ticker symbol to “GTOS.” Accordingly, as of the Effective Date, all references to the Fund’s name and ticker symbol in the Prospectuses and SAI will be replaced with the Fund’s new name and ticker symbol.

In addition, the Board approved the reduction of the Fund’s annual unitary advisory fee from 0.35% to 0.30% of the Fund’s average daily net assets, as of the Effective Date. Accordingly, as of the Effective Date, the Prospectuses and SAI are revised as follows:

•	The following replaces the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.30%
Other Expenses	None
Total Annual Fund Operating Expenses	0.30%

1	Effective February 20, 2025, the Fund’s unitary management fee was reduced. “Management Fees” have been restated to reflect current fees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

•	In the “Management of the Fund–Advisory Fees” section of the Fund’s Statutory Prospectus, the first paragraph is replaced with the following:

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual unitary management fee equal to 0.30% of its average daily net assets (the “Advisory Fee”). Prior to February 20, 2025, the Advisory Fee was 0.35% of the Fund's average daily net assets.

•	The information relating to the Fund set forth in the table included within the “Management—Investment Advisory Agreement” section of the Fund’s SAI is replaced with the following:

Fund	Advisory Fee
Invesco Short Duration Total Return Bond ETF	0.30	%(3)

(3) Prior to February 20, 2025, the Fund’s management fee was 0.35%.

The foregoing changes will not impact the Fund’s investment objective or 80% policy to invest in fixed-income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

Investors should retain this supplement for future reference.

P-ISDB-SUMSTATSAI-SUP 121624